UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2015

GENUFOOD ENERGY ENZYMES CORP.

(Exact name of registrant as specified in charter)

Nevada	333-171784	68-0681158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 South Figueroa Street, Suite 4050 Los Angeles, California	90017
(Address of principal executive offices)	(Zip Code)

(213) 330-4300

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On February 24, 2015, Genufood Energy Enzymes Corp. (the “Company”) filed a Certificate of Amendment with the Nevada Secretary of State amending the Company’s authorized capital by increasing the number of authorized common shares from 3,000,000,000, par value $0.001 per share to 10,000,000,000 common shares, par value $0.001 per share.

The above amendment to the Company’s Articles of Incorporation was approved by the Company’s Board of Directors and by special resolution passed by a majority of the Company’s shareholders on January 27, 2015.

Item 9.01.

Financial Statements and Exhibits

(d)   Exhibits

Exhibit Number	Description of Exhibit
3.1	Certificate of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENUFOOD ENERGY ENZYMES CORP.

Date: February 26, 2015	By:	/s/ Yi Lung Lin
Yi Lung Lin, Director